Series Number:  1
For period ending 9/30/2013

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    99

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 10
                                B Class                                                                                 -
        C Class                                                 -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0001

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0001
        B Class                                            $0.0001
        C Class                                            $0.0001

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           2,178,779

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   239,099
                                    B Class                                                              506
C Class                              8,630

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $1.00

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $1.00
                                    B Class                  $1.00
C Class                            $1.00

Series Number:  3
For period ending 9/30/2013

48)	Investor, A, B, C, and R
                    First $1 billion 0.700%
                    Next $1 billion 0.648%
                    Next $3 billion 0.618%
                    Next $5 billion 0.598%
                    Next $15 billion 0.585%
                    Next $25 billion 0.583%
                    Over $50 billion 0.583%

Institutional
                 First $1 billion 0.500%
                 Next $1 billion 0.448%
                 Next $3 billion 0.418%
                 Next $5 billion 0.398%
                 Next $15 billion 0.385%
                 Next $25 billion 0.383%
                Over $50 billion 0.383%

R6
                 First $1 billion 0.450%
                 Next $1 billion 0.398%
                 Next $3 billion 0.368%
                 Next $5 billion 0.348%
                 Next $15 billion 0.335%
                 Next $25 billion 0.333%
                Over $50 billion 0.333%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    20,677
                                Institutional Class               41,230
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 5,724
                                B Class                                                                                 62
        C Class                                                 968
                                R Class                                                                                 280
                                R6 Class                               -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1260
                               Institutional Class                                                      $0.1368
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1124
        B Class                                            $0.0717
        C Class                                            $0.0717
        R Class                                                      $0.0988
        R6 Class                                           $0.0483

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           152,898
                              Institutional Class     263,823

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   41,283
                                    B Class                                                              788
C Class                              11,056
R Class                              2,705
R6 Class                              2

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.69
                                Institutional Class  $10.69

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.69
                                    B Class                  $10.69
C Class                            $10.69
R Class                            $10.69
                                    R6 Class                                                            $10.69
Series Number:  4
For period ending 9/30/2013

48)	Investor, A, C & R
     First $1 billion 0.950%
                 Next $1 billion 0.898%
                 Next $3 billion 0.868%
                 Next $5 billion 0.848%
                 Next $15 billion 0.835%
                 Next $25 billion 0.833%
                Over $50 billion 0.833%

         Institutional
                 First $1 billion 0.750%
                 Next $1 billion 0.698%
                 Next $3 billion 0.668%
                 Next $5 billion 0.648%
                 Next $15 billion 0.635%
                 Next $25 billion 0.633%
                Over $50 billion 0.633%

        R6
                 First $1 billion 0.700%
                 Next $1 billion 0.648%
                 Next $3 billion 0.618%
                 Next $5 billion 0.598%
                 Next $15 billion 0.585%
                 Next $25 billion 0.583%
                Over $50 billion 0.583%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    8,786
                                Institutional Class               9,029
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,456
        C Class                                                 565
                                R Class                                                                                 62
        R6 Class                                                           -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1823
                               Institutional Class                                                      $0.1887
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1746
        C Class                                            $0.1511
        R Class                                                      $0.1668
        R6 Class                                                      $0.0665

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           43,304
                              Institutional Class     51,997

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   8,227
C Class                              3,639
R Class                              376
                                R6 Class                              5

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $6.14
                                Institutional Class  $6.14

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $6.14
C Class                            $6.14
R Class                            $6.14
R6 Class                            $6.13

Series Number:  5
For period ending 9/30/2013

48)	Investor, A, B, C, and R
                   First $1 billion 0.670%
                   Next $1 billion 0.618%
                   Next $3 billion 0.588%
                   Next $5 billion 0.568%
                   Next $15 billion 0.555%
                   Next $25 billion 0.553%
                  Over $50 billion 0.553%

    Institutional
                 First $1 billion 0.470%
                 Next $1 billion 0.418%
                 Next $3 billion 0.388%
                 Next $5 billion 0.368%
                 Next $15 billion 0.355%
                 Next $25 billion 0.353%
                Over $50 billion 0.353%

R6
                 First $1 billion 0.420%
                 Next $1 billion 0.368%
                 Next $3 billion 0.338%
                 Next $5 billion 0.318%
                 Next $15 billion 0.305%
                 Next $25 billion 0.303%
                Over $50 billion 0.303%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    535
                                Institutional Class               244

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 94
                                B Class                                                                                 -
        C Class                                                 -
                                R Class                                                                                 -
        R6 Class                                                            -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0158
                               Institutional Class                                                      $0.0251
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0043
        B Class                                            -
        C Class                                            -
        R Class                                                      -
                                R6 Class                                                                           -
74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           37,708
                              Institutional Class     16,857

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   20,756
                                    B Class                                                              386
C Class                              7,545
R Class                              2,441
                                R6 Class                              2
74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.32
                                Institutional Class  $10.38

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.24
                                    B Class                  $10.12
C Class                            $10.13
R Class                            $10.50
            R6 Class                                      $10.38

Series Number:  8
For period ending 9/30/2013

48)	Institutional
                   First $1 billion 0.500%
                   Next $1 billion 0.448%
                   Next $3 billion 0.418%
                   Next $5 billion 0.398%
                   Next $15 billion 0.385%
                   Next $25 billion 0.383%
                  Over $50 billion 0.383%

    R6
                 First $1 billion 0.450%
                 Next $1 billion 0.398%
                 Next $3 billion 0.368%
                 Next $5 billion 0.348%
                 Next $15 billion 0.335%
                 Next $25 billion 0.333%
                Over $50 billion 0.333%

Series Number:  9
For period ending 9/30/2013

48)	Investor, A, C & R
                    First $1 billion 0.750%
                    Next $1 billion 0.698%
                    Next $3 billion 0.668%
                    Next $5 billion 0.648%
                    Next $15 billion 0.635%
                    Next $25 billion 0.633%
                    Over $50 billion 0.633%

            Institutional
                    First $1 billion 0.550%
                    Next $1 billion 0.498%
                    Next $3 billion 0.468%
                    Next $5 billion 0.448%
                    Next $15 billion 0.435%
                    Next $25 billion 0.433%
                   Over $50 billion 0.433%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    1,918
                                Institutional Class               71

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 972
        C Class                                                 170
                                R Class                                                                                 23

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1409
                               Institutional Class                                                      $0.1519

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1272
        C Class                                            $0.0861
        R Class                                                      $0.1135

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           12,347
                              Institutional Class     305

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   5,886
C Class                              1,687
R Class                              206

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.75
                                Institutional Class  $10.75

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.75
C Class                            $10.75
R Class                            $10.75

Series Number:  10
For period ending 9/30/2013

48)	Investor, A, C & R
                    First $1 billion 0.700%
                    Next $1 billion 0.648%
                    Next $3 billion 0.618%
                    Next $5 billion 0.598%
                    Next $15 billion 0.585%
                    Next $25 billion 0.583%
                    Over $50 billion 0.583%

    Institutional
                   First $1 billion 0.500%
                   Next $1 billion 0.448%
                   Next $3 billion 0.418%
                   Next $5 billion 0.398%
                   Next $15 billion 0.385%
                   Next $25 billion 0.383%
                  Over $50 billion 0.383%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                    1,933
                                Institutional Class               307
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 497
        C Class                                                 29
                                R Class                                                                                 7

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0650
                               Institutional Class                                                      $0.0755
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0519
        C Class                                            $0.0090
        R Class                                                      $0.0388

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           31,101
                              Institutional Class     4,799

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   8,818
C Class                              3,408
R Class                              162

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.44
                                Institutional Class  $10.44

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.44
C Class                            $10.44
R Class                            $10.44